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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 19, 2001 included in Scientific-Atlanta, Inc.'s Form 10-K for the year ended June 29, 2001.

/s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
August 15, 2001